Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended December 31, 2012

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations	5
Estimated Net Asset Value	7
Five Year Performance Table	12
Consolidated Statements of Cash Flows	13
Selected Balance Sheet Account Detail	15
Schedule of Capitalization, Dividends and Liquidity	16
Selected Investment Data	17
Schedule of Securities Carried at Fair Value	20
Schedule of Loan Assets	21
Net Operating Income from Consolidated Properties	23
Schedule of Interest, Dividends and Discount Accretion	24
Consolidated Properties – Selected Property Data	25
Equity Investments – Selected Property Data	27
Consolidated Properties – Operating Summary	30
Equity Investments – Operating Summary	31
Consolidated Debt Summary	32
Equity Investments Debt Summary	33
Lease Expiration Summary	35
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	36
Supplemental Definitions	37
Investor Information	39

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust’s (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
ASSETS
Investments in real estate, at cost
Land	$43,252	$37,177	$39,575	$36,495	$36,495
Buildings and improvements	378,737	344,289	350,243	328,556	327,337
	421,989	381,466	389,818	365,051	363,832
Less: accumulated depreciation	(51,553)	(48,618)	(49,818)	(47,071)	(44,556)
Investments in real estate, net	370,436	332,848	340,000	317,980	319,276

Cash and cash equivalents	97,682	159,251	43,959	79,526	40,952
Restricted cash held in escrows	13,250	15,273	10,678	8,549	3,914
Loans receivable, net	211,250	138,001	123,872	116,399	114,333
Accounts receivable, net of allowances of $374, $513,
$397, $512 and $639, respectively	7,353	4,910	5,986	5,920	5,341
Accrued rental income	13,770	13,467	13,281	12,251	10,805
Securities carried at fair value	19,694	37,191	34,079	33,700	28,856
Loan securities carried at fair value	11	5,756	5,385	5,473	5,309
Preferred equity investments	12,250	5,500	5,500	1,500	5,520
Equity investments	134,859	115,299	146,221	152,148	162,142
Lease intangibles, net	37,744	34,883	34,678	35,644	36,305
Deferred financing costs, net	4,864	4,558	1,081	1,088	1,180
TOTAL ASSETS	$923,163	$866,937	$764,720	$770,178	$733,933

LIABILITIES
Mortgage loans payable	$280,576	$238,097	$229,891	$230,257	$230,940
Senior notes payable	86,250	86,250	-	-	-
Notes payable	1,676	-	-	-	-
Secured Financing	52,920	29,150	29,150	29,150	29,150
Revolving line of credit	-	-	-	-	40,000
Accounts payable and accrued liabilities	23,720	19,724	16,696	14,672	16,174
Dividends payable	5,366	8,161	5,373	5,371	5,369
Deferred income	1,136	758	1,010	464	502
Below market lease intangibles, net	2,255	2,423	2,602	2,782	2,962
TOTAL LIABILITIES	453,899	384,563	284,722	282,696	325,097

COMMITMENTS AND CONTINGENCIES

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares
$25 per share liquidation preference, 5,060,000 shares authorized and 4,820,000 shares outstanding at Dec 31, Sept 30, June 30, and March 31, 2012 and 1,840,000 shares authorized and 1,600,000 shares outstanding at December 31, 2011	120,500	120,500	120,500	120,500	40,000
Common Shares, $1 par, unlimited shares authorized;
33,018,711, 33,077,047, 33,066,280, 33,053,502 and 33,041,034 issued and outstanding at Dec 31, Sept 30, June 30, Mar 31, 2012 and Dec 31,2011, respectively	33,019	33,077	33,066	33,053	33,041
Additional paid-in capital	618,426	617,837	617,862	623,284	626,099
Accumulated distributions in excess of net income	(317,385)	(307,144)	(314,091)	(309,289)	(311,246)
Accumulated other comprehensive loss	(50)	(165)	(149)	(124)	(92)
Total Winthrop Realty Trust Shareholders’ Equity	454,510	464,105	457,188	467,424	387,802
Non-controlling interests	14,754	18,269	22,810	20,058	21,034
Total Equity	469,264	482,374	479,998	487,482	408,836
TOTAL LIABILITIES AND EQUITY	$923,163	$866,937	$764,720	$770,178	$733,933

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Years Ended December 31,
	2012	2011	2010
Revenue
Rents and reimbursements	$51,375	$42,789	$36,274
Interest, dividends and discount accretion	21,123	25,458	17,128
	72,498	68,247	53,402
Expenses
Property operating	15,666	14,387	7,758
Real estate taxes	4,765	4,427	2,412
Depreciation and amortization	17,666	13,234	9,628
Interest	17,658	15,759	15,114
Impairment loss on investment in real estate	2,562	7,600	-
General and administrative	3,561	3,558	3,402
Related party fees	8,953	7,690	5,096
Transaction costs	421	519	321
State and local taxes	234	379	133
	71,486	67,553	43,864
Other income (loss)
Equity in income (loss) of equity investments (inclusive of
impairments of $0, $21,058 and $0)	14,483	(12,712)	(2,007)
Realized gain on sale of securities carried at fair value	41	123	558
Unrealized gain on securities carried at fair value	6,916	2,788	5,060
(Loss) gain on extinguishment of debt, net	(121)	9,258	-
Realized gain on loan securities carried at fair value	614	-	469
Unrealized gain on loan securities carried at fair value	447	2,738	5,011
Earnings from preferred equity investments	-	338	338
Settlement income	-	5,868	-
Gain on consolidation of property	-	818	-
Interest and other income	699	1,179	139
	23,439	10,398	9,568
Income from continuing operations	24,451	11,092	19,106
Discontinued operations
Net (loss) income from discontinued operations	(67)	655	(1,741)
Consolidated net income	24,384	11,747	17,365
Net (income) loss attributable to non-controlling interest	247	(814)	(888)
Net income attributable to Winthrop Realty Trust	24,631	10,933	16,477
Preferred dividend of Series C Preferred Shares	-	(585)	(288)
Preferred dividend of Series D Preferred Shares	(9,285)	(339)	-
Net income attributable to Common Shares	$15,346	$10,009	$16,189
Per Common Share data - Basic
Income from continuing operations	$0.46	$0.30	$0.80
(Loss) income from discontinued operations	-	0.02	(0.08)
Net income attributable to Winthrop Realty Trust	$0.46	$0.32	$0.72
Per Common Share data - Diluted
Income from continuing operations	$0.46	$0.30	$0.80
(Loss) income from discontinued operations	-	0.02	(0.08)
Net income attributable to Winthrop Realty Trust	$0.46	$0.32	$0.72

Basic Weighted-Average Common Shares	33,062	31,428	22,566
Diluted Weighted-Average Common Shares	33,062	31,428	22,568
Comprehensive income
Consolidated net income	$24,384	$11,747	$17,365
Change in unrealized gain on available for sale securities	-	-	2
Change in unrealized gain (loss) on interest rate derivative	42	(29)	22
Consolidated comprehensive income	24,426	11,718	17,389

Net (income) loss attributable to non-controlling interest	247	(814)	(888)
Other comprehensive income attributable to non-controlling interest	-	-	-
Comprehensive (income) loss attributable to non-controlling interest	247	(814)	(888)
Comprehensive income attributable to Winthrop Realty Trust	$24,673	$10,904	$16,501

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Revenue
Rents and reimbursements	$13,150	$13,335	$12,810	$12,080	$11,093
Interest, dividends and discount accretion	6,105	3,722	5,778	5,518	5,189
	19,255	17,057	18,588	17,598	16,282
Expenses
Property operating	4,131	3,624	3,561	4,350	3,531
Real estate taxes	1,284	1,268	989	1,224	1,067
Depreciation and amortization	4,794	4,842	4,394	3,636	3,483
Interest	6,056	4,430	3,447	3,725	3,833
Impairment loss on investment in real estate	2,562	-	-	-	4,600
General and administrative	3,425	3,098	3,081	2,910	3,431
Transaction costs	87	30	183	121	161
State and local taxes	21	65	142	6	291
	22,360	17,357	15,797	15,972	20,397
Other income (loss)
Equity in income (loss) of equity investments	792	12,809	818	424	(17,259)
Realized gain (loss) on sale of securities carried at fair value	-	-	15	26	(8)
Unrealized gain (loss) on securities carried at fair value	(338)	3,113	(791)	4,932	3,586
(Loss)gain on extinguishment of debt, net	(121)	-	-	-	744
Realized gain on loan securities carried at fair value	614	-	-	-	-
Unrealized gain (loss) on loan securities carried at fair value	-	371	(88)	164	(35)
Earnings (loss) from preferred equity investments	-	-	-	-	(160)
Settlement income	-	-	-	-	5,868
Gain on consolidation of property	-	-	-	-	818
Interest and other income	266	242	89	102	172
	1,213	16,535	43	5,648	(6,274)

Income (loss) from continuing operations	(1,892)	16,235	2,834	7,274	(10,389)

Discontinued operations
Net(loss) income from discontinued operations	(8)	(188)	51	78	513

Consolidated net income (loss)	(1,900)	16,047	2,885	7,352	(9,876)
Net (income) loss attributable to non-controlling interest	(188)	(939)	473	901	37
Net income (loss) attributable to Winthrop Realty Trust	(2,088)	15,108	3,358	8,253	(9,839)
Preferred dividend of Series C Preferred Shares	-	-	-		(409)
Preferred dividend of Series D Preferred Shares	(2,787)	(2,786)	(2,787)	(925)	(339)
Net income (loss) attributable to Common Shares	$(4,875)	$12,322	$571	$7,328	$(10,587)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Per Common Share data - Basic
Income (loss) from continuing operations	$(0.16)	$0.38	$0.02	$0.22	$(0.33)
Income (loss) from discontinued operations	0.01	(0.01)	-	-	0.01
Net income (loss) attributable to Winthrop Realty Trust	$(0.15)	$0.37	$0.02	$0.22	$(0.32)

Per Common Share data - Diluted
Income (loss) from continuing operations	$(0.16)	$0.38	$0.02	$0.22	$(0.33)
Income (loss) from discontinued operations	0.01	(0.01)	-	-	0.01
Net income (loss) attributable to Winthrop Realty Trust	$(0.15)	$0.37	$0.02	$0.22	$(0.32)

Basic Weighted-Average Common Shares	33,056	33,075	33,064	33,052	33,027
Diluted Weighted-Average Common Shares	33,056	33,076	33,064	33,052	33,027

Comprehensive income (loss)
Consolidated net income (loss)	$(1,900)	$16,047	$2,885	$7,352	$(2,474)
Change in unrealized gain (loss) on interest rate derivative	115	(16)	(25)	(32)	(29)
Comprehensive income (loss)	$(1,785)	$16,031	$2,860	$7,320	$(2,503)

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the three and twelve months ended December 31, 2012 and 2011:

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Basic
Net income attributable to Winthrop Realty Trust	$(2,088)	$(9,839)	$24,631	$10,933
Real estate depreciation	3,116	2,348	11,281	8,646
Amortization of capitalized leasing costs and intangibles	1,679	1,213	6,785	4,895
Gain on sale of real estate	-	(450)	(945)	(392)
Gain on sale of equity investments	73	-	(199)	(207)
Gain on property consolidation	-	(818)	-	(818)
Real estate depreciation and amortization of unconsolidated interests	2,860	3,831	13,490	11,466
Impairment loss on investments in real estate	2,562	4,600	3,260	7,600
Impairment loss on equity investments	-	17,258	-	21,058
Non-controlling interest share of depreciation and amortization	(686)	(1,113)	(2,831)	(3,483)
Funds from operations attributable to the Trust	7,516	17,030	55,472	59,698
Preferred dividend of Series C Preferred Shares	-	(409)	-	(585)
Preferred dividend of Series D Preferred Shares	(2,787)	(339)	(9,285)	(339)
Allocation of earnings to Series B-1 Preferred Shares	-	(61)	-	(325)
Allocation of earnings to Series C Preferred Shares	-	(35)	-	(213)
FFO applicable to Common Shares - Basic	$4,729	$16,186	$46,187	$58,236
Weighted-average Common Shares	33,056	33,027	33,062	31,428
FFO Per Common Share - Basic	$0.14	$0.49	$1.40	$1.85

Diluted
Funds from operations attributable to the Trust	$7,516	$17,030	$55,472	$59,698
Preferred dividend of Series C Preferred Shares	-	(409)	-	(585)
Preferred dividend of Series D Preferred Shares	(2,787)	(339)	(9,285)	(339)
Allocation of earnings to Series B-1 Preferred Shares	-	(61)	-	(325)
Allocation of earnings to Series C Preferred Shares	-	(35)	-	(213)
FFO applicable to Common Shares	$4,729	$16,186	$46,187	$58,236

Weighted-average Common Shares	33,056	33,027	33,062	31,428
Stock options	-	-	-	-
Series B-1 Preferred Shares	-	-	-	-
Series C Preferred Shares	-	-	-	-
Diluted weighted-average Common Shares	33,056	33,027	33,062	31,428
FFO Per Common Share - Diluted	$0.14	$0.49	$1.40	$1.85

WINTHROP REALTY TRUST
NOTES TO ESTIMATED NET ASSET VALUE
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the each of the last five quarterly periods:

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Basic
Net income (loss) attributable to Winthrop Realty Trust	$(2,088)	$15,108	$3,358	$8,253	$(9,839)
Real estate depreciation	3,116	2,903	2,747	2,515	2,348
Amortization of capitalized leasing costs and intangibles	1,679	2,169	1,732	1,204	1,213
(Gain) loss on sale of real estate	-	(945)	-	-	(450)
Gain on sale of equity investments	73	(165)	(152)	45	-
Gain on consolidation of property	-	-	-	-	(818)
Real estate depreciation and amortization of
unconsolidated interests	2,860	2,976	3,992	3,662	3,831
Impairment loss on investments in real estate	2,562	698	-	-	4,600
Impairment loss on equity investments	-	-	-	-	17,258
Less: Non-controlling interest share
of depreciation and amortization	(686)	(699)	(713)	(732)	(1,113)
Funds from operations	7,516	22,045	10,964	14,947	17,030
Preferred dividend of Series C Preferred Shares	-	-	-	-	(409)
Preferred dividend of Series D Preferred Shares	(2,787)	(2,786)	(2,787)	(925)	(339)
Allocation of earnings to Series B-1 Preferred Shares	-	-	-	-	(61)
Allocation of earnings to Series C Preferred Shares	-	-	-	-	(35)

FFO applicable to Common Shares - Basic	$4,729	$19,259	$8,177	$14,022	$16,186
Weighted-average Common Shares	33,056	33,075	33,064	33,052	33,027
FFO Per Common Share - Basic	$0.14	$0.58	$0.25	$0.42	$0.49

Diluted
Funds from operations	$7,516	$22,045	$10,964	$14,947	$17,030
Preferred dividend of Series C Preferred Shares	-	-	-	-	(409)
Preferred dividend of Series D Preferred Shares	(2,787)	(2,786)	(2,787)	(925)	(339)
Allocation of earnings to Series B-1 Preferred Shares	-	-	-	-	(61)
Allocation of earnings to Series C Preferred Shares	-	-	-	-	(35)
FFO applicable to Common Shares	$4,729	$19,259	$8,177	$14,022	$16,186

Weighted-average Common Shares	33,056	33,075	33,064	33,052	33,027
Stock options	-	1	-	-	-
Convertible Series C Preferred Shares	-	-	-	-	-
Diluted weighted-average Common Shares	33,056	33,076	33,064	33,052	33,027
FFO Per Common Share - Diluted	$0.14	$0.58	$0.25	$0.42	$0.49

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11.

Cash, accounts payable and dividends payable:	Trust Ownership	Carrying Amount	Matched Debt	Estimated NAV Range
Cash, cash equivalents and restricted cash	100%	$110,932	$-	$110,932	to	$110,932
Accounts payable and dividends payable	100%	29,086	-	(29,086)	to	(29,086)
Subtotal - Corporate Segment Estimated Net Asset Value Range				$81,846	to	$81,846

REIT Securities:	Trust Ownership	Fair Value Carrying Amount	Matched Debt	Estimated NAV Range
REIT Common shares	100%	$19,694	$-	$19,694	to	$19,694
REIT Preferred shares	100%	-	-	-	to	-
Subtotal - REIT Securities Segment Estimated Net Asset Value Range				$19,694	to	$19,694

Loans:	Trust Ownership	Par Value Plus Accrued Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity Investments, with Expected Repayment
WBCMT Series 2007 Tranche L - CMBS	100%	$1,130	$-	$-	to	$1,130	[1	]
Mentor Building - Whole Loan	100%	2,511	-	2,511	to	2,511	[1	]
MetroTech Brooklyn-Whole Loan	33%	40,000	-	13,200	to	13,200	[1	]
Hotel Wales - Whole Loan	100%	20,101	14,000	6,101	to	6,101	[1	]
Legacy Orchard -Corporate Loan	100%	9,750	-	9,750	to	9,750	[1	]
Rennaisance - Mezzanine Loan	100%	3,000	-	3,000	to	3,000	[1	]
San Marbeya - Whole Loan	100%	30,050	15,150	14,900	to	14,900	[1	]
Rockwell - Mezzanine Loan	100%	1,505	-	1,505	to	1,505	[1	]
500-512 Seventh Ave - B Note	100%	11,193	-	11,193	to	11,193	[1	]
Wellington Tower - Mezzanine Loan	100%	3,516	-	3,516	to	3,516	[1	]
127 West 25th-Mezzanine Loan	100%	8,687	-	8,687	to	8,687	[1	]
Churchill-Whole Loan	100%	683	-	683	to	683	[1	]
4545 East Shea Blvd-Whole Loan	100%	2,273	-	2,273	to	2,273	[1	]
Burbank Centre - B Note	100%	9,043	-	9,043	to	9,043	[1	]
Pinnacle II - B Note	100%	5,154	-	5,154	to	5,154	[1	]
The Shops at Wailea - B Note	100%	7,726	-	7,726	to	7,726	[1	]
Poipu Shopping Village - B Note	100%	2,868	-	2,868	to	2,868	[1	]
Queensridge - Mezzanine Loan	100%	39,170	23,770	15,400	to	15,400	[1	]
180 North Michigan - Mezzanine Loan	100%	5,237	-	5,237	to	5,237	[1	]

Total Estimated Value of Loans with Expected Repayment				122,745	to	123,875

	Trust Ownership	Par Value Plus Accrued Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation
Stamford Office - Mezzanine	20%	47,077	-	9,415	to	9,415	[2	]
1515 Market Street Philadelphia	100%	70,000	-	61,000	to	61,000	[2	]
Total Estimated Value of Loans with Potential Equity				70,415	to	70,415

Debt Platforms
Conord Debt Holdings/CDH CDO	67%	N/A	-	14,000	to	18,000	[3	]
RE CDO	50%	N/A	-	5,000	to	7,000	[4	]
Total Estimated Value of Debt Platforms				19,000	to	25,000
Subtotal - Loan Segment Estimated Net Asset Value Range				$212,160	to	$219,290

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of December 31, 2012. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to December 31, 2012.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

(Continued on next page)

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11.

Description	Trust Owner-ship	Type	Square Feet/ Units	Twelve Mos Ended December 31, 2012 NOI	Adjust- ments			Adjusted NOI [15]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance	Estimated NAV Range
Operating Properties
Deer Valley, AZ	100%	Office	82,000	$1,404	$256	[5	]	$1,660	8.74%	to	8.30%	$19,000	to	$20,000	$-	$19,000	to	$20,000
Englewood, CO (Crossroads I)	100%	Office	118,000	411	689	[5	]	1,100	8.00%	to	7.00%	13,750	to	15,714	-	13,750	to	15,714
Englewood, CO (Crossroads II)	100%	Office	118,000	596	355	[5	]	951	8.00%	to	7.00%	11,888	to	13,586	-	11,888	to	13,586
Meriden, CT (Newbury Apartments)	100%	Multi-Family	180 Units	1,507				1,507	6.00%	to	5.50%	25,117	to	27,400	21,000	4,117	to	6,400
Atlanta, GA	100%	Retail	61,000	258				258	12.00%	to	11.00%	2,150	to	2,345	-	2,150	to	2,345
Denton, TX	100%	Retail	46,000	178				178	10.50%	to	8.50%	1,695	to	2,094	-	1,695	to	2,094
Greensboro, NC	100%	Retail	46,000	218				218	9.00%	to	8.00%	2,422	to	2,725	-	2,422	to	2,725
Louisville , KY	100%	Retail	47,000	213				213	11.00%	to	10.00%	1,936	to	2,130	-	1,936	to	2,130
Seabrook, TX	100%	Retail	52,000	229				229	9.00%	to	8.00%	2,544	to	2,863	-	2,544	to	2,863
Amherst, NY	100%	Office	200,000	2,409	(601)	[13	]	1,808	8.00%	to	7.00%	18,900	to	22,129	15,225	3,675	to	6,904
Andover, MA	100%	Office	93,000	959				959	9.00%	to	8.00%	10,656	to	11,988	-	10,656	to	11,988
Chicago, IL (One East Erie)	100%	Office	126,000	2,712				2,712	7.50%	to	6.50%	36,160	to	41,723	20,200	15,960	to	21,523
Chicago, IL (River City )	60%	Office	253,000	1,687	(300)	[6	]	1,387	8.00%	to	7.00%	17,338	to	19,814	8,700	5,183	to	6,669
Houston, TX (Westheimer)	30%	Office	614,000	7,110	(2,000)	[7	]	5,110	7.00%	to	6.00%	73,000	to	85,167	52,052	6,284	to	9,934
Lisle, IL (550 Corporetum)	100%	Office	169,000	882	441	[8	]	1,323	9.50%	to	8.50%	12,423	to	14,060	5,752	6,671	to	8,308
Lisle, IL (Arboretum)	100%	Office	67,000	(260)	865	[8	]	605	11.00%	to	9.00%	3,500	to	4,722	-	3,500	to	4,722
Lisle, IL (1050 Corporetum)	60%	Office	54,000	423				423	9.00%	to	8.00%	4,700	to	5,288	5,543	-	to	-
New York, NY	var	Office /Retail	105,000	1,606	4,247	[9	]	5,853	6.00%	to	5.50%	97,550	to	106,418	51,982	24,865	to	27,969	[9	]
Orlando, FL	100%	Office	257,000	3,313				3,313	8.50%	to	7.50%	38,976	to	44,173	37,580	1,396	to	6,593
Plantation, FL	100%	Office	120,000	1,448				1,448	8.00%	to	7.00%	18,100	to	20,686	10,811	7,289	to	9,875
South Burlington, VT	100%	Office	54,000	205				205	11.00%	to	9.00%	1,864	to	2,278	-	1,864	to	2,278
Jacksonville, FL	100%	Warehouse	580,000	876				876	10.00%	to	8.00%	8,760	to	10,950	-	8,760	to	10,950
Churchill, PA (Westinghouse )	100%	Mixed Use	52,000	(2)	752	[5	]	750	12.00%	to	9.00%	6,250	to	8,333	-	6,250	to	7,667
Memphis, TN (Waterford Apartments)	100%	Multi-Family	320 Units	1,064	256	[10	]	1,320	6.25%	to	6.00%	21,120	to	22,000	13,408	7,712	to	8,592
Cerritos	100%	Office	187,105	195	1,805	[8	]	2,000	8.00%	to	7.00%	24,220	to	27,791	23,000	1,220	to	2,396
Lake Brandt	100%	Multi-Family	284 Units	198	1,073	[10	]	1,271	7.25%	to	7.00%	17,531	to	18,157	13,600	3,931	to	4,557

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11.

Description	Trust Owner-ship	Type	Square Feet/ Units	Twelve Mos Ended December 31, 2012 NOI	Adjust- ments			Adjusted Annualized NOI [15]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance	Estimated NAV Range
Operating Properties (continued)

Marc Realty
223 West Jackson, Chicago, IL	50%	Office	168,000	1,282	494	[8	]	1,776	8.50%	to	7.50%	18,894	to	21,680	6,967	5,964	to	7,357
4415 West Harrison, Hillside, IL	50%	Office	192,000	558				558	9.50%	to	8.50%	5,874	to	6,565	4,352	761	to	1,106
1701 E. Woodfield, Shaumburg, IL	50%	Office	175,000	1,247	(331)	[14	]	916	9.50%	to	8.50%	9,642	to	10,776	5,504	2,069	to	2,636
2205-55 Enterprise,Westchester, IL	50%	Office	130,000	1,058				1,058	9.50%	to	8.50%	11,137	to	12,447	8,966	1,085	to	1,741

Sealy Venture
Atlanta, GA (Northwest)	60%	Industrial/ Office	472,000	1,649				1,649	9.00%	to	8.00%	18,322	to	20,613	13,773	2,730	to	4,104
Atlanta, GA (Newmarket)	68%	Industrial/ Office	470,000	1,560				1,560	9.00%	to	8.00%	17,333	to	19,500	37,000	-	to	-
Nashville, TN (Airpark)	50%	Industrial/Office	1,155,000	6,087				6,087	9.50%	to	9.00%	64,074	to	67,633	74,000	-	to	-

WRT-Elad / One South State	50%	Retail/Office	942,000	10,897	2,307	[11	]	13,204	7.50%	to	6.50%	176,053	to	203,138	105,575	31,619	to	40,422	[11	]

Mentor Retail	50%	Retail	7,000	324	149	[10	]	473	8.00%	to	7.00%	5,913	to	6,757	2,497	1,704	to	2,126

Vintage
27 Properties	75%	Multifamily	4,655	24,231	2,639	[12	]	26,870	7.50%		7.50%	358,267	to	358,267	253,347	52,410	to	62,921	[12	]
Tacoma Preferred Equity	75%	Multifamily	Under Construction												17,800	1,500	to	1,500	[16	]
Urban Center Preferred Equity	75%	Multifamily	Under Construction												16,400	5,500	to	5,500	[16	]
Quilceda Preferred Equity	75%	Multifamily	Under Construction												21,020	750	to	750	[16	]

Fenway/Wateridge Pavillion	80%	Office	62,000												-	7,522	to	7,522

701 Seventh Ave-Times Sq	75%	Retail/Office	Under Development												375,000	28,971	to	28,971	[16	]

								Subtotal Operating Properties Segment Estimated Value Range								317,301	to	385,435

								All Segments Estimated Net Asset Value Range								631,000	to	706,264

								Outstanding Line of Credit								-	to	-
								Outsanding Senior Notes								(86,250)	to	(86,250)
								Outsanding Series D Preferred								(120,500)	to	(120,500)

								Net Asset Value Attributable to Common Shares								$424,250		$499,514

								Outstaning Common Shares								33,019	to	33,019
								Estimate Net Asset Value per Common Share Range								$12.85	to	$15.13

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of December 31, 2012. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to December 31, 2012.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
NOTES TO ESTIMATED NET ASSET VALUE
(Unaudited)

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of December 31, 2012. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to December 31, 2012.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

[1]
Management’s estimate of NAV on the Trust’s loans expected to be repaid gives no effect to the above or below market yield earned on certain of the loans.  Except for WBCMT, for which full recovery may not be realized, par is utilized as the estimate of value.

[2]	Management’s estimate of NAV on the Trust’s loans with potential equity participation gives no effect to the potential value of any potential additional value derived from equity participation.

[3]
Management’s low estimate of value for the Concord Debt Holdings/CDH CDO investment is based upon the purchase price recently paid by the Trust for its purchase of Lexington Realty Trust’s 33.33% interest in these ventures, which gave no value to certain of the loans held by the platform.  Management’s high end range of estimate is based on low end value plus recovery on certain of the assets valued at $0.

[4]
Management based its estimate on the carrying value of the collateral manager and equity of Sorin CDO IV and Sorin CDO III.  Management based the value on the sale price of its interests the Sorin CDO III, which occurred in February 2013.  The Value of Sorin CDO IV is based on the estimated fair value of the C Class bond in which the Trust holds an indirect interest.

[5]	Reflects adjustment made for leases in place which rents are not included in prior quarters’ reported earnings due to either the timing of commencement or rent abatement.

[6]	This property is currently experiencing an extended decline in occupancy. An adjustment to reduce NOI was made to reflect the current trend.

[7]
This property is leased to Spectra Energy.  The lease, which was set to expire in 2016 was extended until April 2026. Negotiated annual lease payments on the modified lease remain unchanged ($7,974,000 to $8,255,000 annually) through the maturity date of the mortgage debt, then the base rate decreases to $4,260,000 annually, subject to annual increases thereafter up to $5,478,000 annually.  The NOI was adjusted to reflect a future decline in rents.

[8]
Properties are currently in the process of leasing.  Accordingly, management estimated the range of property values by applying the range of capitalization rates to an estimated stabilized NOI and then deducted from the property value the estimated costs to achieve the projected stabilized NOI.

[9]
Management’s estimated NAV is calculated based on a sale of the property at a range of values using capitalization rates between 5.5% and 6.0% applied to stabilized NOI.  The proceeds are then assumed to be distributed based upon the distribution provision of the 450 West 14th Street LLC Agreement which provides that cash is distributed as follows on the Trust’s capital contribution of $15.0 million and other equity holders’ capital of $4.1 million:

1)	to the Trust until it receives an amount equal to a 10% return;
2)	75% to the Trust , 25% to other equity holders until the Trust has received a 15% cumulative annual compounded return on its aggregate investment amount;
3)	90% to the Trust, 10% to other equity holders until the Trust has received a return of its aggregate investment amount;
4)	10% to the Trust, 90% to other equity holders until other equity holders have received a return of any new investment amount and a 15% IRR thereon;
5)
either (x) on or prior to the fifth anniversary of the Trust’s investment, 50% to the Trust and 50% to the other equity holders or (y) following the fifth anniversary of the Trust’s investment, 35% to the Trust and 65% to the other equity holders.  Management assumed the 35% for this analysis.

[10]	Waterford Apartments and the Mentor Equity investment are second quarter acquisitions. Lake Brandt was a fourth quarter acquisition. The NOI adjustment reflects in place annual budgeted NOI.

[11]
Management’s estimate of NAV is calculated based on the post-tax credit compliance period residual distribution provisions set forth in One South State Street LLC agreement which provide for payment of the WRT-Elad mezzanine loan under its terms and then 65% profits participation by WRT-Elad.

WINTHROP REALTY TRUST
NOTES TO ESTIMATED NET ASSET VALUE
(In thousands, except per share data)
(Unaudited)

[12]
Each of the Vintage properties is owned in a partnership which includes outside investors and is subject to its individual partnership agreement Waterfall.  The VHH Operating Agreement provides that aggregate properties operating cash flow to VHH is distributed as follows:

1)	to the Trust until it receives a 12% preferred return on its unreturned capital;

2)	to the Trust’s joint venture partner until he receives at 12% return;

3)	the remainder is distributed 50% to the Trust and 50% to the Trust’s partner.

The Trust received $6,023,000 in distribution of operating cash flow during the year ended December 31, 2012.

Capital proceeds from the sale or refinancing of any of the underlying properties are distributed 75% to the Trust and 25% to our joint venture partner until all capital is returned and unpaid returns are paid and any excess after the return of capital is distributed 50%/50%.

Management estimated the range of NAV based on the forecasted distributions to be received on this investment discounted at a range between 9% and 12%.  Forecasted residual proceeds were calculated based on sales of the underlying properties using a capitalization rate of 7.5%.  The adjustment to NOI is to give effect that the NOI for two properties, Agave and Bluff only reflected a partial year as the interest in these properties were acquired in June 2012.

[13]
This property is net leased to Ingram Micro under a lease which was scheduled to expire in October 2013.   The tenant has executed a letter of intent to extend the term and the lease is being finalized.  The adjustment reflects the rental rate per the letter of intent.  The property value has been reduced for the costs of the lease.

[14]	This property has expected lease turnover. Accordingly an adjustment has been made to NOI to reflect the reduction in asset value.

[15]	Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures.

[16]	Asset is in a development stage. NAV represents cash invested by the Trust at December 31, 2012.

WINTHROP REALTY TRUST
Five Year Performance Table – Liquidated Investments

The following table reflects the performance of all investments that were made and sold or otherwise exited during the five year period beginning January 1, 2008 through December 31, 2012.  Management has presented for each investment its internal rate of return (“IRR”), a standard return methodology that calculates the annual effective compounded rate of return.  For the purposes of calculating each investment’s IRR, management has assumed that the cash flows for each investment occurred on the last day of the quarter in which the actual cash was invested or received by the Trust.  The IRR’s presented are on a gross basis i.e. there has been no allocation of the Trust’s base management fee or other Trust general and administrative costs to reduce an investment’s cash flows used in calculating the IRR.  The reported amounts represent only the Trust’s position in each investment.

Segment	Property Type	Initial Investment Date	Initial Investment Amount	Liquidation Date	IRR

REIT Securities
REIT Common shares-LXP	N/A	October-08	$20,416,142	November-09	18.77%
REIT Common shares-Various	N/A	November-08	422,694	Various	71.95%
REIT Preferred shares-Various	N/A	October-08	11,745,739	Various	65.35%
REIT Bonds-Various	N/A	December-08	25,085,220	Various	21.70%
REIT Common shares-CDR	N/A	October-11	10,898,799	Q4 2012	57.25%

Loan Assets, Loan Securities & Loan Equity Investments
Siete Square	Office	June-09	$5,500,000	June-11	15.98%
160 Spear Street - Whole Loan	Office	June-09	38,318,727	May-12	51.85%
160 Spear Street - Tenant Improvement Loan	Office	December-09	1,200,000	May-12	15.60%
Beverly Hills Hilton - B Note	Hotel	December-09	5,250,000	September-11	52.32%
Metropolitan Tower -B Note	Office	December-09	6,500,000	April-11	139.10%
Driver Building - B Note	Office	May-10	6,703,325	August-10	17.35%
1701 Woodfield - Whole Loan	Office	July-10	5,000,000	September-10	8.00%
Peter Cooper/Stuyvescent Town - Mezzanine Loan	Multi-family	August-10	10,665,000	October-10	-37.56%
Scripps Center - Rake Bond	Office	July-10	1,200,000	November-10	1221.53%
Moffet Tower - B Note	Office	October-10	21,557,883	October-11	8.79%
Westwood - Whole Loan	Office	October-10	3,500,000	December-11	12.62%
Metropolitan Tower - Rake Bond	Office	December-10	5,259,896	April-11	182.57%
CDH CDO - Compliance Loan	CDO	December-10	3,497,569	July-11	9.21%
Concord 2006-1A Class E	CDO	February-11	662,344	April-11	76.22%
Gotham Hotel - Whole Loan	Hotel	February-11	8,036,658	May-11	33.58%
Lakeside Eagle - Whole Loan	Retail	March-11	18,093,218	May-11	15.38%
11 East Adams - Seller Financing Mezzanine Loan	Office	June-11	2,264,770	July-11	4.30%
8 South Michigan-Seller Financing Mezzanine Loan	Office	June-11	4,909,570	August-11	6.77%
Sofitel Hotel - Mezzanine Loan	Hotel	June-11	5,759,949	October-11	88.88%
Sealy Northwest - DPO Bridge Financing	Industrial/office	June-11	20,630,000	September-11	8.72%
Magazine - Mezzanine Loan	Multi-family	June-11	17,538,478	May-12	15.95%
Riverside Plaza - B-Note	Retail	June-10	7,800,000	September-12	12.57%
Broward Financial Center - Whole Loan	Office	May-12	42,771,882	October-12	22.24%
SoCal Office Portfolio - C-Note	Office	November-11	71,354,090	September-12	26.88%
HC Cypress Pointe LLC - Preferred Equity	Multi Family	May-11	449,223	November-12	13.22%
2600 W Olive Series N-Q - Loan Securities	Office	December-09	1,500,000	December-12	68.23%

Other
F II Co-Invest LLC - Private Equity Securities	N/A	July-11	$1,800,000	April-12	17.51%

Operating Properties
180 No. Michigan - Preferred / Equity Investment	Office	April-08	$3,923,084	November-12	8.13%

Total/Weighted Average			$390,214,260		32.84%

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited, continued)

	Years Ended December 31,
	2012	2011	2010
Cash flows from operating activities
Net income	$24,384	$11,747	$17,365
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including amortization
of deferred financing costs and fair value of debt)	11,824	9,412	6,988
Amortization of lease intangibles	6,746	4,472	3,033
Straight-lining of rental income	(2,997)	(2,076)	212
Loan discount accretion	(8,333)	(13,401)	(8,782)
Discount accretion received in cash	15,720	13,290	-
Earnings of preferred equity investments	-	(338)	(338)
Distributions of income from preferred equity investments	97	571	340
(Income) loss of equity investments	(14,678)	12,712	2,007
Distributions of income from equity investments	21,593	12,696	5,270
Restricted cash held in escrows	(3,477)	1,431	1,167
Gain on sale of securities carried at fair value	(41)	(123)	(558)
Unrealized gain on securities carried at fair value	(6,916)	(2,788)	(5,060)
Gain on sale of real estate investments	(945)	(392)	-
Gain on sale of loan securitites carried at fair value	(614)	-	(469)
Unrealized gain on loan securities carried at fair value	(447)	(2,738)	(5,011)
Impairment loss on investments in real estate	3,260	7,600	2,720
Loss (gain) on extinguishment of debt	121	(9,258)	-
Gain on consolidation of property	-	(818)	-
Tenant leasing costs	(4,250)	(1,567)	(2,721)
Bad debt (recovery) expense	(265)	377	(643)
Net change in interest receivable	(516)	37	(361)
Net change in accounts receivable and other assets	(1,692)	(616)	2,363
Net change in accounts payable and accrued liabilities	7,861	(796)	2,365
Net cash provided by operating activities	46,435	39,434	19,887

Cash flows from investing activities
Issuance and acquisition of loans receivable	(163,800)	(67,619)	(122,301)
Investments in real estate	(37,678)	(9,498)	(23,759)
Investment in equity investments	(78,679)	(151,219)	(25,632)
Investment in preferred equity investment	(10,750)	(7,564)	-
Return of capital distribution from equity investments	84,026	31,890	9,625
Return of capital distribution from securities carried at fair value	-	-	181
Purchase of securities carried at fair value	(5,655)	(19,321)	(13,222)
Proceeds from sale of investments in real estate	7,024	3,629	1,750
Proceeds from sale of equity investments	4,297	6,000	-
Proceeds from sale of securities carried at fair value	21,774	26,408	31,249
Proceeds from sale of available for sale securities	-	-	205
Proceeds from payoff of loan securities	6,359	8,748	2,272
Proceeds from sale of loans receivable	-	-	12,876
Restricted cash held in escrows	(5,600)	3,160	(1,508)
Collection of loans receivable	68,824	70,289	15,064
Cash from foreclosure on properties	411	-	275
Net cash used in investing activities	(109,447)	(105,097)	(112,925)

		(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited, continued)

	Years Ended December 31,
	2012	2011	2010
Cash flows from financing activities
Proceeds from mortgage loans payable	$36,897	$32,494	$-
Proceeds from notes payable	880	-	-
Payment of notes payable	(80)	-	-
Proceeds from revolving line of credit	-	67,324	25,450
Payment of revolving line of credit	(40,000)	(52,774)	-
Principal payments of mortgage loans payable	(25,584)	(72,574)	(10,199)
Proceeds from issuance of senior notes payable	86,250	-	-
Proceeds from secured financing	25,000	29,150	-
Payment of secured financing	(1,230)	-	-
Restricted cash held in escrows	(42)	89	1,520
Deferred financing costs	(4,198)	(788)	(252)
Purchase of non-controlling interests	(2,050)	-	-
Contribution from non-controlling interest	4,576	1,349	1,431
Distribution to non-controlling interest	(7,242)	(356)	(354)
Issuance of Common Shares under Dividend Reinvestment Plan	517	2,760	2,401
Issuance of Common Shares through offering	-	61,386	66,774
Buyback of Common Shares	(742)	-	-
Issuance of Series D Preferred Shares	77,563	38,378	-
Dividend paid on Common Shares	(21,488)	(19,496)	(14,573)
Dividend paid on Series C Preferred Shares	-	(624)	(396)
Dividend paid on Series D Preferred Shares	(9,285)	(339)	-
Redemption of Series B-1 Preferred Shares	-	(21,400)	-
Redemption of Series C Preferred Shares	-	(3,221)	-
Net cash provided by financing activities	119,742	61,358	71,802

Net increase (decrease) in cash and cash equivalents	56,730	(4,305)	(21,236)
Cash and cash equivalents at beginning of year	40,952	45,257	66,493
Cash and cash equivalents at end of year	$97,682	$40,952	$45,257

Supplemental Disclosure of Cash Flow Information
Interest paid	$16,467	$16,246	$14,240
Taxes paid	$332	$396	$133

Supplemental Disclosure on Non-Cash Investing and Financing Activities
Dividends accrued on Common Shares	$5,366	$5,396	$4,392
Dividends accrued on Series C Preferred Shares	$-	$-	$39
Capital expenditures accrued	$4,011	$4,285	$1,046
Transfer from preferred equity investments	$3,923	$7,843	$-
Transfer from loans receivable	$2,938	$-	$-
Transfer to equity investments	$(6,861)	$(5,035)	$-
Transfer from equity investments	$17,600	$12,544	$-
Transfer to loans receivable	$(11,750)	$(6,534)	$-
Transfer to additional paid-in capital	$(5,487)	$-	$-
Transfer to non-controlling interests	$(363)	$-	$-
Transfer to preferred equity investments	$-	$(2,022)	$-
Transfer to investments in lease intangibles	$-	$(11,904)	$(3,204)
Transfer to investments in real estate	$-	$(52,778)	$(41,425)
Transfer to below market lease intangibles	$-	$1,005	$125
Assumption of mortgage loan on investment in real estate	$13,600	$49,091	$23,875
Transfer from loan securities	$-	$662	$-

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Investments in Real Estate
Land	$43,252	$37,177	$39,575	$36,495	$36,495
Buildings and improvements
Buildings	337,506	311,956	313,398	297,112	297,223
Building improvements	18,908	13,676	20,012	14,830	13,679
Furniture and Fixtures	2,509	2,226	2,176	1,857	1,849
Tenant improvements	19,814	16,431	14,657	14,757	14,586
	421,989	381,466	389,818	365,051	363,832
Accumulated depreciation and amortization	(51,553)	(48,618)	(49,818)	(47,071)	(44,556)
Total Investments in Real Estate	$370,436	$332,848	$340,000	$317,980	$319,276

Accounts Receivable
Straight-line rent receivable	$13,770	$13,467	$13,281	$12,251	$10,805
Other	7,353	4,904	5,986	5,920	5,341
Total Accounts Receivable	$21,123	$18,371	$19,267	$18,171	$16,146

Securities Carried at Fair Value
REIT Preferred Shares	$-	$-	$-	$-	$4,277
REIT Common Shares	19,694	37,191	34,079	33,700	24,579
Total Securities Carried at Fair Value	$19,694	$37,191	$34,079	$33,700	$28,856

Equity Investments
Vintage Housing Holdings (27 Properties)	$30,534	$30,083	$30,144	$28,830	$29,887
Elad / One South State Street (1 Property)	25,104	24,659	24,716	24,743	10,150
Marc Realty Portfolio (4 Properties)	14,880	21,921	21,768	34,227	27,145
10 Metrotech (Office Loan)	10,845	10,845	56	-	-
Sealy Ventures Properties (3 Properties)	8,104	8,904	9,717	10,570	11,348
Mack-Cali / Stamford (Office Loan)	8,501	8,367	8,236	8,097
Concord Debt Holdings	3,974	4,495	4,529	-	-
CDH CDO	322	3,698	2,978	-	-
RE-CDO Management	1,779	1,792	1,794	1,812	1,296
Mentor Retail (1 Property)	551	523	511	-	-
So-Cal Office Loan Portfolio (31 Loans)	8	12	33,888	34,181	72,626
Riverside Plaza (Retail Loan)	-	-	7,883	7,883	7,883
Lakeside/Eagle	-	-	1	5	7
FII Co-Invest	-	-	-	1,800	1,800
701 Seventh Avenue	28,735	-	-	-	-
Wateridge	1,522	-	-	-	-
Total Equity Investments	$134,859	$115,299	$146,221	$152,148	$162,142

Preferred Equity Investments
Vintage at Tacoma	$1,500	$1,500	$1,500	$1,500	$1,500
Vintage at Urban Center	4,000	4,000	4,000	-	-
Vintage at Quilceda	750	-	-	-	-
180 North Michigan (Marc Realty)	-	-	-	-	4,020
Wateridge	6,000	-	-	-	-
Total Preferred Equity Investments	$12,250	$5,500	$5,500	$1,500	$5,520

Non-Controlling Interests
Westheimer (Houston, TX)	$8,903	$11,877	$11,673	$11,316	$10,973
River City / Marc Realty (Chicago, IL)	3,857	3,891	3,484	3,404	3,346
One East Erie/ Marc Realty (Chicago, IL)	-	-		480	504
1050 Corporetum / Marc Realty (Lisle, IL)	61	83	110	134	171
Deer Valley / Fenway (Deer Valley, AZ)	-	-	-	-	189
450 West 14th Street (High Line)	1,912	2,399	3,075	3,725	4,847
So-Cal Office Loan Portfolio	2	19	4,468	999	1,004
HC Cypress	19	-	-	-	-
Total Non-Controlling Interests	$14,754	$18,269	$22,810	$20,058	$21,034

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, except for per share data, Unaudited)

	Dec 31, 2012	Sep 30 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011
Debt
Mortgage loans payable	$280,576	$238,097	$229,891	$230,257	$230,940
Senior notes payable	86,250	86,250	-	-	-
Secured financing	52,920	29,150	29,150	29,150	29,150
KeyBank line of credit	-	-	-	-	40,000
Total Debt	419,746	353,497	259,041	259,407	300,090

Preferred Shares
Series C Cumulative Convertible Redeemable Preferred Shares	-	-	-	-	-

Equity
Series D Cumulative Redeemable Preferred Shares	120,500	120,500	120,500	120,500	40,000
Common Shares	334,010	343,605	336,688	346,924	347,802
Non-controlling ownership interests	14,754	18,269	22,810	20,058	21,034
Total Equity	469,264	482,374	479,998	487,482	408,836

Total Capitalization	$889,010	$835,871	$739,039	$746,889	$708,926

Common Dividend Per Share
December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011

$ 0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	Dec 31, 2012	Sept 30, 2012	June 30, 2012	March 31, 2012	Dec 31, 2011
Cash and cash equivalents	$97,682	$159,251	$43,959	$79,526	$40,952
Securities carried at fair value	19,694	37,191	34,079	33,700	28,856
Available under line of credit	50,000	50,000	50,000	50,000	10,000
Total Liquidity and Credit Facility	$167,376	$246,442	$128,038	$163,226	$79,808

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
December 31, 2012
(In thousands, except square footage, Unaudited)

Cash	Amount
Cash and cash equivalents	$97,682

REIT Securities	Cost	Fair Value
REIT Common shares	$15,876	$19,694

Loans with Expected Repayment	Position	Type	Interest Rate		Cost, less Principal Repaid	Carrying Amount (1)	Par Value		Extended Maturity Date
Hotel Wales	Whole	Hotel	LIBOR +	4.00%	$20,000	$2,004	$20,000		10/05/13
WBCMT Series 2007 Tranche L	CMBS	Hotel	LIBOR +	1.75%	161	11	1,130		03/09/14
10 Metrotech -33% Owned Equity Inv(2)	Whole	Office	Fixed	9.00%	32,500	32,500	40,000		08/06/14
The Shops at Wailea	B Note	Retail	Fixed	6.15%	5,128	5,343	7,692		10/06/14
Legacy Orchard	Whole	Corporate Loan	Fixed	15.00%	9,750	9,750	9,750	(3)	10/31/14
Rennaisance	Mezz	Retail/ Multi Fam	LIBOR +	12.00%	3,000	3,000	3,000		01/01/15
San Marbeya	Whole	Multifamily	Fixed	5.88%	25,788	27,002	29,903		01/01/15
Fenway Shea	Whole	Office	Fixed	12.00%	2,250	2,273	2,250		04/05/15
127 West 25 Street	Mezz	Mixed Use	Fixed	14.00%	8,583	8,584	8,583		04/30/15
Churchill	Whole	Mixed Use	LIBOR +	3.75%	683	680	683		06/01/15
Queensridge	Whole	Multifamily	LIBOR +	11.50%	38,771	39,170	38,771		11/15/15
180 North Michigan	Mezz	Office	Fixed	8.25%	5,200	5,200	5,200		12/01/15
Rockwell	Mezz	Indust. / Whse.	Fixed	12.00%	228	308	1,489		05/01/16
500-512 Seventh Ave.	B Note	Office	Fixed	7.19%	9,310	9,964	11,146		07/11/16
Pinnacle II	B Note	Office	Fixed	6.31%	4,616	4,630	5,131		09/06/16
Poipu Shopping Village	B Note	Retail	Fixed	6.62%	1,903	1,935	2,854		01/06/17
Disney Building / Burbank Centre	B Note	Office	Fixed	5.90%	9,000	9,000	10,000		04/06/17
Wellington Tower	Mezz	Mixed Use	Fixed	6.79%	2,352	2,674	3,502		07/11/17
Mentor Building (39 South St)	Whole	Retail	Fixed	10.00%	2,497	2,497	2,497		09/10/17

Loans with Potential Equity Participation

Stamford -20% Owned Equity Inv(1)	Mezz	Office	LIBOR +	3.25%	$40,000	$41,610	$47,000	(3)	08/06/14
1515 Market Street	Whole	Office	Fixed	5.83%	58,650	58,650	70,000		01/09/12

(1) Carrying amount excludes interest receivable
(2) Amounts shown represent 100% of the investment at the venture level.
(3) Par amount represents borrowers discounted payoff option amount.

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
December 31, 2012
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance

Deer Valley, AZ	100%	Office	82,000	$12,046	$147	$-	(1)
Englewood, CO (Crossroads I)	100%	Office	118,000	8,133	69	-	(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	11,225	95	-	(1)
Meriden, CT (Newbury Apartments)	100%	Multifamily	180 Units	25,553	141,961	21,000
Memphis, TN, (Waterford Apartments)	100%	Multifamily	320 Units	21,366	66,769	13,408
Cerritos, CA (Cerritos)	100%	Office	187,000	21,581	115	23,000

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Cost Basis before Accum Depreciation	Cost per Square Foot	Debt Balance

Atlanta, GA	100%	Retail	61,000	2,900	$48	$-	(1)
Denton, TX	100%	Retail	46,000	2,119	46	-	(1)
Greensboro, NC	100%	Retail	46,000	3,801	83	-	(1)
Louisville , KY	100%	Retail	47,000	3,098	66	-	(1)
Seabrook, TX	100%	Retail	52,000	2,012	39	-	(1)
Amherst, NY	100%	Office	200,000	19,625	98	15,225
Andover, MA	100%	Office	93,000	8,329	90	-	(1)
Chicago, IL (One East Erie)	100%	Office	126,000	26,023	207	20,200
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,757	66	8,700
Houston, TX (Westheimer)	30%	Office	614,000	69,543	113	52,052
Lisle, IL (550 Corporetum)	100%	Office	169,000	22,552	133	5,752
Lisle, IL (Arboretum)	100%	Office	67,000	6,293	94	-
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,256	79	5,543
New York, NY	var	Office / Retail	105,000	60,376	575	51,982
Orlando, FL	100%	Office	257,000	17,290	67	37,580
Plantation, FL	100%	Office	120,000	12,935	108	10,811
South Burlington, VT	100%	Office	54,000	3,407	63	-	(1)
Jacksonville, FL	100%	Warehouse	588,000	12,621	21	-	(1)
Churchill, PA	100%	Mixed Use	52,000	9,705	187	-
Greensboro, NC (Lake Brandt)	100%	Multifamily	284 Units	18,443	64,940	15,139
(1) These properties collateralize our revolving line of credit.

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
December 31, 2012
(In thousands, except square footage / units, Unaudited)

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Equity Investment Carrying Amount

Marc Realty (4 Equity Investments)	Var	Office	655,000	$14,880
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	8,104
WRT-Elad / One South State St (1 Equity Investment)	50%	Retail / Office	942,000	25,104
Vintage Housing Holdings	Var	Multifamily	4,655 Units	30,534
Mentor Retail LLC (1 Equity Investment)	50%	Retail	7,000	551
701 Seventh WRT Investors	61%	Development	120,000	28,735
WRT-Fenway Wateridge	50%	Office	62,000	1,522

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Preferred Equity Investment Carrying Amount

Vintage Housing Holdings - Tacoma	75%	Multi-Family	231 Units Under construction	$1,500
Vintage Housing Holdings - Urban Center	75%	Multi-Family	395 Units Under construction	4,000
Vintage Housing Holdings - Quilceda Creek	75%	Multi-Family	204 Units Under contruction	750
WRT-Fenway Wateridge	50%	Office	62,000	6,000

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Preferred shares	$-	$-	$-	$-	$-	$-	$-	$-	$2,067	$4,277
REIT Common shares	15,876	19,694	26,775	37,191	26,775	34,079	25,681	33,700	21,492	24,579
Total securities carried at fair value	$15,876	$19,694	$26,775	$37,191	$26,775	$34,079	$25,681	$33,700	$23,559	$28,856

Securities carried at fair value are comprised of REIT preferred shares and common shares for which the Trust has elected the fair value option.

	Three Months Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Net unrealized gain (loss)	$(338)	$3,484	$(879)	$5,096	$3,552

Net realized gain (loss)	$-	$-	$15	$26	$(8)

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location		Position	Interest Rate (1)			Carrying Amount (2) Dec 31, 2012	Par Value		Maturity Date (3)	Senior Debt (4)
Loans Receivable
1515 Market Street	Dec-12	Office	Philadelphia	PA	Whoe	Fixed	5.830%		$58,650	$70,000		01/09/12	-
Hotel Wales	Oct-11	Hotel	New York	NY	Whole	LIBOR +	4.000%	(5)	20,101	20,000		10/05/13	-
The Shops at Wailea	Sep-12	Retail	Maui	HI	B Note	Fixed	6.150%		5,376	7,692		10/06/14	108,055
Legacy Orchard	Oct-10	Corporate Loan	N/A	N/A	Whole	Fixed	15.000%		9,750	9,750	(6)	10/31/14	-
Rennaisance	Dec-11	Retail/ Multi Fam	Atlanta	GA	Mezz	LIBOR +	12.000%	(7)	3,000	3,000		01/01/15	4,000
San Marbeya	Jul-10	Multifamily	Tempe	AZ	Whole	Fixed	5.880%		27,149	29,903		01/01/15	-
Fenway Shea	Apr-12	Office	Phoenix	AZ	Whole	Fixed	12.000%		2,273	2,250		04/05/15	-
127 West 25 Street	May-12	Mixed Use	New York	NY	Mezz	(8)	14.000%		8,687	8,583		04/30/15	35,180
Churchill	May-12	Mixed Use	Churchill	PA	Whole	LIBOR +	3.750%		683	683		06/01/15	-
Queensridge Towers	Nov-12	Multifamily	Las Vegas	NV	Whole	LIBOR +	11.500%		39,170	38,771		11/15/15	-
180 N Michigan	Nov-12	Office	Chicago	IL	Mezz	Fixed	8.250%		5,237	5,200		12/01/15	17,090
Rockwell	Aug-10	Indust /Whse	Shirley	NY	Mezz	Fixed	12.000%		323	1,489		05/01/16	16,727
500-512 Seventh Ave.	Jul-10	Office	New York	NY	B Note	Fixed	7.190%		10,009	11,146		07/11/16	243,244
Pinnacle II	Sep-12	Office	Burbank	CA	B Note	Fixed	6.313%		4,652	5,131		09/06/16	84,701
Poipu Shopping Village	Sep-12	Retail	Kauai	HI	B Note	Fixed	6.618%		1,948	2,854		01/06/17	28,932
Disney Building	Sep-12	Office	Burbank	CA	B Note	Fixed	5.897%		9,043	10,000		04/06/17	135,000
Wellington Tower	Dec-09	Mixed Use	New York	NY	Mezz	Fixed	6.790%		2,687	3,502		07/11/17	22,500
Mentor Bldg (39 South St)	Mar-12	Retail	Chicago	IL	Whole	Fixed	10.000%		2,512	2,497		09/10/17	-
				Total Loans Receivable					$211,250	$232,451
Loan Securities Carried at Fair Value
WBCMT 2007	Dec-09	Hotel	Various		CMBS	LIBOR +	1.750%		$11	$1,130		03/09/14	$1,231,544
			Total Loan Securities Carried at Fair Value						$11	$1,130
Equity Investment Loan Assets (9),(10)
Stamford Portfolio	Feb-12	Office	Stamford	CT	Mezz	LIBOR +	3.250%		$8,337	$9,400	(6)	08/06/14	$400,000
10 Metrotech	Var 2012	Office	Brooklyn	NY	Whole	Fixed	9.000%		10,823	13,320		08/06/14	-
			Total Loan Assets of Equity Investments						$19,160	$22,720

										Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (Unaudited, continued)

Notes to Schedule of Loan Assets
(1) Represents contractual interest rates without giving effect to loan discount and accretion. The stated interest rate may be significantly different than the Trust's effective interest rate on certain loan investments.

(2) Carrying amount of loans receivable includes accrued interest of $1,015,000 and cumulative accretion of $4,181,000 at December 31, 2012.
(3) Maturity dates presented are after giving effect to all contractual extensions.
(4) Senior Debt indicates debt which is secured by the underlying property which is senior to our loan.
(5) Libor floor of 3%.
(6) Amount of Par Value is presented at the borrowers discounted payoff option (DPO) amount.
(7) Libor floor of 2%.
(8) Interest rate is equal to the greater of 14.0% or LIBOR + 10%.
(9) Does not include the Trust's equity interests in Concord and RE CDO Management.
(10) The loan asset carrying amount presented is at Winthrop's ownership in the loan balance.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011
Rents and reimbursements
Minimum rent	$12,482	$11,349	$10,046	$9,637	$8,993
Deferred rents (straight-line)	335	486	1,030	1,446	1,140
Recovery income	742	1,818	1,152	1,143	967
Above and below market rents	112	101	102	102	106
Less:
Lease concessions and abatements	(521)	(419)	480	(248)	(113)
Total rents and reimbursements	13,150	13,335	12,810	12,080	11,093

Rental property expenses
Property operating	4,131	3,624	3,561	4,350	3,531
Real estate taxes	1,284	1,268	989	1,224	1,067
Total rental property expenses	5,415	4,892	4,550	5,574	4,598

Net operating income (1)
from consolidated properties	$7,735	$8,443	$8,260	$6,506	$6,495

(1) See definition of non-GAAP measure of Net Operating Income on page 37 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST, DIVIDENDS AND DISCOUNT ACCRETION
 (In thousands)
(Unaudited)

	Three Months Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011
Interest, Dividends and Discount Accretion by Business Segment:
Loan Assets	$5,955	$3,410	$5,472	$5,232	$4,867
REIT Securities	150	312	306	286	322
Total Interest, Dividends and Discount Accretion	$6,105	$3,722	$5,778	$5,518	$5,189

Interest, Dividends and Discount Accretion Detail:
Interest on loan assets	$3,607	$2,985	$2,746	$2,399	$2,633
Accretion of loan discount	2,348	425	2,726	2,833	2,234
Interest and dividends on REIT securities	150	312	306	286	322
Total Interest, Dividends and Discount Accretion	$6,105	$3,722	$5,778	$5,518	$5,189

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
December 31, 2012 (Unaudited)

Description and Location	Year Acquired	Trust’s Owner- ship	Rentable Square Feet	(**) % Leased	Major Tenants (Lease / Options Expiration)	Major Tenant Sq. Ft.	($000's) Depreciated Cost Basis	Cost per Square Foot or Unit	Owner-ship of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$16,189	$81	Fee	$15,225	10/2013 5.65%
Andover, MA	2005	100%	93,000	100%	PAETEC Comm. (2022/2037)	93,000	6,912	74	Fee	(1)	(1)
Cerritos, CA	2012	100%	187,000	60%	Marina Medical Billing (2018)	44,000	21,423	115	Fee	23,000	01/2017 5.07%
Chicago, IL (One East Erie)	2005	100%	126,000	94%	The Gettys Group (2012/2016)	13,000	21,038	167	Fee	20,200	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000
Chicago, IL (River City / Marc Realty)	2007	60%	253,000	50%	ITAV (2024/2029)	35,000	14,719	58	Fee	8,700	04/2015 6.25%
					MFS/Worldcom (2019/2023)	60,000
Deer Valley, AZ	2010	100%	82,000	96%	United Healthcare (2017/2027)	42,000	10,600	129	Fee	(1)	(1)
					Premier Research (2016/2026)	14,000
					Southwest Desert Cardiology (2022/2037)	9,000
Englewood, CO Crossroads I	2010	100%	118,000	90%	Hitachi Data (2024)	53,000	7,554	64	Fee	(1)	(1)
					RGN-Denver LLC (2015/ 2025)	17,000
Englewood, CO Crossroads II	2010	100%	118,000	87%	TIC Holdings (2019 / 2044)	74,000	10,419	88	Fee	(1)	(1)
Houston, TX	2004	30%	614,000	100%	Spectra Energy (2018/2028)	614,000	56,919	93	Fee	52,052	04/2016 6.15%
Lisle, IL	2006	100%	169,000	82%	United Healthcare (2014/ n/a)	41,000	19,385	115	Fee	5,752	10/2014 Libor+2.5%
Lisle, IL	2006	100%	67,000	1%	No tenants over 10%	-	5,286	79	Fee	-	-
Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,716	69	Fee	5,543	03/2017 5.55%
New York, NY (450 West 14th)	2011	70%	105,000	82%	Alice + Olivia (2021/2031)	27,000	58,438	557	Ground Lease	51,982	05/2016 Libor +2.5%
					Fast Retailing (2026/2036)	23,000
					Access Industries (2021/2031)	14,000
Orlando, FL	2004	100%	257,000	100%	Siemens Real Estate, Inc. (2017/2042)	257,000	13,778	54	Ground Lease	37,580	07/2017 6.40%
Plantation, FL	2004	100%	120,000	100%	AT&T Service, Inc. (2020/2035)	120,000	11,121	93	Fee	10,811	04/2018 6.48%
South Burlington, VT	2005	100%	54,000	100%	Fairpoint Comm. (2014/2029)	54,000	2,829	52	Ground Lease	(1)	(1)
Subtotal - Office			2,617,000				280,326			230,845

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
December 31, 2012 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis Net of Deprec	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$1,958	Ground Lease	(1)	(1)
					Diesel Fitness (2016)	29,000
Denton, TX	2004	100%	46,000	100%	Harbor Freight Tools (2022 / 2037)	17,000	1,775	Fee	(1)	(1)
Greensboro, NC	2004	100%	46,000	100%	The Kroger Co. (2017/2037)	46,000	3,029	Ground Lease	(1)	(1)
Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,545	Fee	(1)	(1)
Seabrook, TX	2004	100%	52,000	100%	The Kroger Co. (2015/2040)	52,000	1,729	Fee	(1)	(1)

Subtotal Retail			252,000				11,036
Residential
Meriden, CT	2010	100%	180 units	97%	n/a	n/a	23,673	Fee	21,000	11/2022 3.95%
Memphis, TN	2012	100%	320 units	94%	n/a	n/a	20,896	Fee	13,408	8/2014 Libor + 2.5%
Greensboro, NC	2012	100%	284 units	92%	n/a	n/a	18,334	Fee	13,600	8/2016 6.22%
Subtotal Residential							62,903
Other
Warehouse
Jacksonville, FL	2004	100%	588,000	100%	Fanatics, Inc. (2015/2024)	558,000	10,426	Fee	(1)	(1)
Mixed Use
Churchill, PA	2004	100%	52,000	100%	Westinghouse (2024/2039)	-	5,745	Fee	-	-
Subtotal - Other			640,000				16,171
Total Consolidated Properties			3,509,000				$370,460		$265,629

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

Notes to Consolidated Properties - Selected Data
(1) These properties collateralize our revolving line of credit.
(2)     The Amherst, New York office property represents two separate buildings.  The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment.  Effective October 31, 2013, legal title to the ground will vest with us.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA
December 31, 2012
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investment Operating Properties
223 West Jackson, Chicago, IL	2005	50%	168,000	76%	No tenants over 10%	-	7,983	Fee	6,967	09/2017 LIBOR + 2.25%
4415 West Harrison, Hillside, ILW (High Point)	2005	50%	192,000	62%	North American Medical Mgmt (2015/2020)	20,400	2,241	Fee	4,432	12/2015 5.62%
1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	87%	No tenants over 10%	-	1,977	Fee	5,504	09/2015 Libor + 3% (2)
2205-55 Enterprise, Westchester, IL	2005	50%	130,000	91%	Consumer Portfolio (2014/2019)	18,900	2,674	Fee	8,966	10/2019 4.30%
					UroPartners LLC (2015/ n/a)	14,500
Total Marc Realty Portfolio			665,000				$14,875		$25,869
Sealy Venture Portfolio - Equity Investment Operating Properties
Atlanta, GA (Northwest Atlanta)	2006	60%	472,000	70%	Original Mattress (2020/2025)	57,000	$8,104	Fee	$13,773	09/2015 Libor +5.35% (4)
Atlanta, GA (Newmarket)	2008	68%	470,000	50%	No tenants over 10%	-	-	Fee	37,000	11/2016 6.12%
Nashville, TN (Airpark)	2007	50%	1,155,000	84%	No tenants over 10%	-	-	Fee	74,000	05/2012 5.77%

Total - Sealy Venture Portfolio			2,097,000				$8,104		$124,773

Mentor Retail LLC - Equity Investment Operating Property
39 South State Street Chicago, IL	2012	50%	7,000	100%	American Apparel (2022 / n/a)	7,000	$551	Fee	$2,497	09/2017 10%
WRT-Elad / One South State Equity - Equity Investment Operating Property
One South State Street Chicago, IL (Sullivan Ctr)	2012	50%	942,000	83%	Target (2038 /2063)	147,000	$25,104	Fee	$105,575	02/2015 11%

					Walgreens(2022/2027)	95,000
					Illinois Dept of Employment (2014/2016)	243,000
			942,000				$25,104		$105,575

701 Seventh WRT Investor-Equtiy Investment Operating Property
701 Seventh Avenue	2012	61%	120,000		N/A		$28,735	Fee	$375,000	10/1/2015 Libor +10.2(5)
New York, NY
WRT-Fenway Wateridge - Equity Investment in Operating Property
Parkway San Diego, CA	2012	50%	62,000	94%	Verint Americas (2018/n/a)	6,500	$1,522		$-
					Flores Lund (2017/n/a)	10,000
					Quidel Corp (2013/n/a)
					Verizon Wireless (2013/n/a)
			62,000				$1,522		$-

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
December 31, 2012
(Unaudited)

Description and Location		Year Acquired	Units	(**) % Leased	Ownership of Land
Vintage Housing Portfolio - Equity Investment Operating Properties
Agave Associates	Elk Grove, CA	2011	188	94%	Fee
Bouquet Canyon Seniors	Santa Clarita, CA	2011	264	98%	Fee
Elk Creek Apartments	Sequim, WA	2011	138	95%	Fee
Falls Creek Apartments	Couer d' Alene, ID	2011	170	94%	Fee
Forest Creek Apartments	Spokane, WA	2011	252	94%	Fee
Hamilton Place Seniors	Bellingham, WA	2011	94	97%	Fee
Heritage Place Apartments	St. Ann, MO	2011	113	96%	Fee
Holly Village Apartments	Everett, WA	2011	149	96%	Fee
Larkin Place Apartments	Bellingham, WA	2011	101	95%	Fee
Rosecreek Senior Living	Arlington, WA	2011	100	97%	Fee
Seven Hills/ St Rose	Henderson, NV	2011	244	98%	Fee
Silver Creek Apartments	Pasco, WA	2011	242	97%	Fee
The Bluffs Apartments	Reno, NV	2011	300	93%	Fee
Twin Ponds Apartments	Arlington, WA	2011	134	95%	Fee
Vintage at Bend	Bend, OR	2011	106	96%	Fee
Vintage at Bremerton	Bremerton, WA	2011	143	95%	Fee
Vintage at Burien	Burien, WA	2011	101	99%	Ground Lease
Vintage at Chehalis	Chehalis, WA	2011	150	95%	Fee
Vintage at Everett	Everett, WA	2011	259	95%	Fee
Vintage at Mt. Vernon	Mt. Vernon, WA	2011	154	97%	Fee
Vintage at Napa	Napa, CA	2011	115	97%	Fee
Vintage at Richland	Richland, WA	2011	150	96%	Fee
Vintage at Sequim	Sequim, WA	2011	118	98%	Fee
Vintage at Silverdale	Silverdale, WA	2011	240	97%	Fee
Vintage at Spokane	Spokane, WA	2011	287	95%	Fee
Vintage at Vancouver	Vancouver, WA	2011	154	97%	Fee
Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	189	94%	Fee
			4,655
Vintage Housing Portfolio - Preferred Equity Investment Operating Properties
Vintage at Tacoma		2012	231	under construction	Fee
Vintage at Urban Center		2012	395	under construction	Fee
Quilceda Creek		2012	204	under construction	Fee
			830

Total - Vintage Housing Portfolio			5,485	units

				(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
December 31, 2012
(Unaudited)

Description	Year Acquired	Trust’s Ownership	Rentable Square Feet	($000's) Equity Investment		($000's) Debt Balance (1)
Equity Investment Operating Properties
Marc Realty Portfolio (from Page 25 )	2005	50%	665,000	$14,880		$25,869	(6)
Sealy Portfolio (from Page 25)	2006-2008	Var	2,097,000	8,104		124,773	(6)
Mentor Retail LLC (from Page 25)	2012	50%	7,000	551		2,497	(6)
WRT-Elad / One South State Equity (from Page 25)	2012	50%	942,000	25,104		105,575	(6)
Vintage Portfolio (from page 26)	2011	75%	4,655 units	30,534	(5)	253,348	(6)
701 Seventh Avenue (from page 25)	2012	61%	120,000	28,735		375,000	(6)
Wateridge (from page 25)	2012	50%	62,000	1,522		-
Total Equity Investment Operating Properties				109,430		$512,062

Loan Asset Equity Investments
SoCal Office Portfolio Loan LLC	2011	50%		8
WRT-Stamford LLC	2012	20%		8,501
10 Metrotech Loan LLC	2012	33%		10,845

Other Equity Investment
Concord Debt Holdings LLC	2012	67%		3,974	(7)
CDH CDO LLC	2012	67%		322	(7)
RE CDO Management LLC	2011	50%		1,779
Total Equity Investments				$134,859

Notes to Equity Investments - Selected Data
(**) Occupancy rates include all signed leases including space undergoing tenant improvements
(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)	An interest rate swap agreement with a notional amount of $5,504 effectively converts the interest rate to a fixed rate of 4.78%.
(3)	An interest rate cap was purchased that caps Libor at 1%.
(4)	There is a Libor floor of 1%
(5)
The Vintage equity investment of $30,534 represents a our various interests in Vintage Housing Holdings LLC, an entity which owns the general partnershipinterest listed above. The investment basis is not specifically allocated among the various lower tier partnerships.

(6)	See Equity Investments debt details on pages 33 and 34.
(7)	Represents the 33.33% interest acquired from Lexington Realty Trust on May 1, 2012. The remaining 33.33% interest is carried at zero.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
Twelve Months Ended December 31, 2012
 (In thousands, except for Square Footage, Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Impairment	Deprec & Amort	(Income) Loss Attributable to Non-controlling Interest		WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	6	296,000	$1,255	$119	$40	$1,096	$-	(2)	$2,562	$385	$-		$(1,853)
Office	100.0%	12	1,591,000	22,642	5,852	2,515	14,275	5,930	(43)	-	7,620	72	(2)	610
Residential	100.0%	2	784 units	5,610	1,942	899	2,769	927	(178)	-	2,586	-		(922)
Other	100.0%	2	640,000	2,871	1,786	210	875	-	1	-	734	-		142
		22	2,527,000	32,378	9,699	3,664	19,015	6,857	(222)	2,562	11,325	72		(2,023)
Partially Owned Consolidated Properties
Chicago, IL (River City/Marc Realty)	60.0%	1	253,000	4,642	1,574	289	2,779	553	-	-	948	511		767
Houston, TX (Multiple LP's)	30.0%	1	614,000	7,124	14	-	7,110	3,386	(77)	-	2,830	742		75
Lisle, IL (Marc Realty)	60.0%	1	54,000	813	311	79	423	327	-	-	152	(22)		(34)
New York, NY (450 W 14th St)	70.0%	1	105,000	6,418	4,079	733	1,606	1,887	(28)	-	2,410	(4,012)		1,293
		4	1,026,000	18,997	5,978	1,101	11,918	6,153	(105)	-	6,340	(2,781)		2,101
Total Consolidated Properties		26	3,553,000	$51,375	$15,677	$4,765	$30,933	$13,010	$(327)	$2,562	$17,665	$(2,709)		$78
Line of Credit interest expense								647
Interest expense related to Senior notes								2,507
Interest expense secured financings								1,494
Total								$17,658

(1)	See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 37 of the supplemental package.
(2)
The amounts attributable to non-controlling interests for 100% owned properties are from Deer Valley and One East Erie properties prior to the Trust's 2012 acquisitions of the non-controlling interests in these properties.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
Twelve Months Ended December 31, 2012
(In thousands, Unaudited)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT's Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	5 (2)	655,000	20,536	9,028	3,160	8,348	2,428	(200)	5,641	79	220
Sealy Venture Portfolio	3	2,097,000	13,770	3,262	1,693	8,815	12,006	(633)	5,908	(9,732)	(3,199)
Mentor Retail (3)	1	7,000	381	14	43	324	169	(18)	44	93	46
WRT-Elad (4)	1	942,000	17,124	3,808	2,419	10,897	13,417	1,686	6,924	(7,758)	903
Vintage Portfolio (5)	27	4,655 units	41,381	16,555	595	24,231	5,908	(5,377)	5,808	7,138	4,603
Total Equity Investment Operating Properties	37	3,701,000	$93,192	$32,667	$7,910	$52,615	$33,928	$(4,542)	$24,325	$(10,180)	2,573

					Marc Realty Portfolio - Amortization of basis differential (6)						(187)
					WRT-ROIC Riverside - Winthrop's share of net income from equity investment						706
					WRT-ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment						(42)
					RE CDO Management - Winthrop's share of net income from equity investment						67
					CDH CDO - Winthrop's share of net income from equity investment						718
					Concord Debt Holdings - Winthrop's share of net income from equity investment						(34)
					WRT-SoCal Lender - Winthrop's share of net income from equity Investment						9,706
					Stamford / Mack-Cali - Winthrop's share of net income from equity investment						769
					10 Metrotech- Winthrop's share of net income from equity investment						335
					FII Co - Invest - Winthrop's share of net income from equity investment						232
					Equity in loss of equity investments						$14,843
(1) See definition of Net Operating Income on page 37 of the supplemental package.
(2) Marc Realty Portfolio operating results includes twelve months of activity for four active properties, plus partial year results for one property sold November 30, four properties sold on May 31, 2012 and one property sold on March 1, 2012.
(3) Operating results reflect results for the period May 5, 2012 to December 31, 2012
(4) Operating results reflect results for the period February 1, 2012 to November 30, 2012.  WRT share includes interest income from mezzanine loan.
(5) Operating results reflect results for the period December 1, 2011 to November 30, 2012.
(6)  This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities.  The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
(In thousands, Unaudited)

Description	Principal Outstanding December 31, 2012	Coupon	2013 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Mortgage loans payable
Amherst, NY	15,225	5.650%	15,225	10/2013	14,822
Chicago, IL / River City	8,700	5.500%	128	04/2015	8,331
Chicago, IL / Ontario	20,200	5.750%	344	03/2016	19,073
Houston, TX - Note 1	25,000	5.220%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.000%	-	04/2016	8,800
Houston, TX - Note 3	18,252	7.500%	4,851	04/2016	-
Greensboro, NC	13,600	6.220%	-	08/2016	13,600
Cerritos, CA	23,000	5.070%	-	01/2017	23,000
Lisle, IL / 1050 Corporetum	5,543	5.550%	74	03/2017	5,189
Orlando, FL	37,580	6.400%	597	07/2017	34,567
Plantation, FL	10,811	6.483%	126	04/2018	10,046
Meriden, CT	21,000	3.950%	-	11/2022	21,000
Total mortgage loans payable /Wtd Avg	207,711	5.758%	21,345		183,428	4.14

Non-recourse secured financing
San Marbeya A Participation	15,150	4.850%	-	01/2015	15,150

Senior notes payable	86,250	7.750%	-	08/2022	86,250
Total Fixed Rate Debt/ Wtd Avg	309,111	6.269%	21,345		284,828	5.57
Floating rate debt
Mortgage loans payable
Memphis, TN/ Waterford (LIBOR+2.5%, 0.5% LIBOR Floor)	13,408	3.00%	292	08/2014	12,955
Lisle, IL / 550-560 Corporetum (LIBOR + 2.5%, 1% LIBOR Cap)	5,752	2.71%	-	10/2014	5,752
New York, NY (450 W 14th St) (LIBOR + 2.5%, 1% LIBOR Floor)	51,982	3.50%	-	05/2016	51,982
	71,142	3.341%	292		70,689	2.87

Non-recourse secured financing
Hotel Wales A Note Payable - (LIBOR + 1.25, 3% Libor Floor)	14,000	4.250%	-	10/2013	14,000
Queensridge (LIBOR + 4.0%)	23,770	4.210%	-	11/2014	23,770
	37,770	4.223%	-		37,770
Total Floating Rate Debt/ Wtd Avg	108,912	3.647%	292		51,770	2.38

Total Consolidated Debt/Wtd Avg	$418,023	5.586%	$21,637		$336,598	4.74

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY
(In thousands, Unaudited)

Description	Total Principal Outstanding December 31, 2012		Interest Rate	Maturity Date		Weighted Average Maturity (in years)
Fixed rate debt
Sealy - Airpark, Nashville, TN	74,000		5.77%	05/01/12	(6)
Sealy - Newmarket, Atlanta, GA	37,000		6.12%	11/01/16	(6)
Marc Realty - 4415 West Harrision, Hillside, IL	4,432		5.62%	12/01/15
Marc Realty - 1701 East Woodfield, Shaumburg, IL (1)	5,504		4.78%	09/01/15
Marc Realty - 2205-55 Enterprise, Westchester, IL	8,966		4.30%	10/01/19
Mentor Retail - 39 South Street, Chicago, IL	2,497		10.00%	09/10/17	(7)
WRT-Elad - One South State Street	105,575		11.00%	02/01/15
VHH - Agave Associates	2,500		3.50%	12/15/36
VHH - Bouquet Canyon Seniors	11,062		6.38%	07/01/28
VHH - Vintage at Chehalis (2)	8,190		4.68%	06/15/40
VHH - Elk Creek Apartments	7,352		6.54%	11/01/39
VHH - Falls Creek Apartments	8,330		6.26%	12/01/40
VHH - Hamilton Place Seniors	105		5.88%	07/01/14
VHH - Heritage Place Apartments	1,776		8.37%	07/19/15
VHH - Heritage Place Apartments	506		1.00%	05/01/39
VHH - Vintage at Mt. Vernon (3)	7,500		5.23%	01/15/37
VHH - Vintage at Mt. Vernon (4)	1,040		5.98%	01/15/37
VHH - Vintage at Napa	6,043		6.21%	06/01/34
VHH - Vintage at Silverdale (5)	14,880		5.70%	09/15/39
VHH - The Bluffs Apartments	8		3.00%	12/15/36
VHH - Twin Ponds Apartments	1,297		6.20%	01/01/38
VHH - Vintage at Vancouver	646		8.12%	01/01/35
VHH - Vista Sonoma Seniors Apts	10,050		6.56%	01/01/32
Total Fixed Rate Debt	$319,259	Wtd Avg	7.55%		Wtd Avg	7.2

Notes to Fixed Rate Debt Schedule:
(1) An interest rate swap agreement with a notional amount of $5,504 effectively converts the interest rate to a fixed rate of 4.78%.
(2) An interest rate swap agreement with a notional amount of $7,951 effectively converts the interest rate to a fixed rate of 4.68%.
(3) An interest rate swap agreement with a notional amount of $7,500 effectively converts the interest rate to a fixed rate of 5.23%.
(4) An interest rate swap agreement with a notional amount of $1,039 effectively converts the interest rate to a fixed rate of 5.98%.
(5) An interest rate swap agreement with a notional amount of $14,464 effectively converts the interest rate to a fixed rate of 5.70%.
(6) Currently negotiating restructure of loan with special servicer.
(7) The debt is owned by the Trust	(Continued on next page)

Description	Total Principal Outstanding December 31, 2012	Interest Rate (1), (2)		Coupon	Maturity Date	Weighted Average Maturity (in years)
Floating rate debt
Sealy - Northwest Atlanta, Atlanta, GA	13,773	LIBOR +	5.56%	5.56%	09/01/15
Marc Realty - 223 West Jackson, Chicago, IL (3)	6,967	LIBOR +	2.25%	4.25%	09/01/17
701 Seventh - 701 Seventh Avenue, New York, NY (4)	375,000	LIBOR +	10.20%	11.20%	10/01/15
VHH - Agave Associates	14,600	SIFMA +	1.17%	1.29%	10/15/36
VHH - Vintage at Bend	5,500	SIFMA +	1.20%	1.32%	12/15/36
VHH - Vintage at Bremerton	6,200	SIFMA +	1.09%	1.21%	03/15/33
VHH - Vintage at Burien	6,780	SIFMA +	1.47%	1.59%	01/15/38
VHH - Vintage at Everett	16,395	SIFMA +	1.44%	1.56%	01/15/38
VHH - Forest Creek Apartments	13,680	SIFMA +	1.62%	1.74%	06/15/40
VHH - Hamilton Place Seniors	3,590	SIFMA +	1.43%	1.55%	07/01/33
VHH - Holly Village Apartments	7,035	SIFMA +	1.44%	1.56%	07/31/32
VHH - Larkin Place Apartments	4,825	SIFMA +	1.40%	1.52%	07/01/33
VHH - Vintage at Richland	7,535	SIFMA +	1.76%	1.88%	01/15/38
VHH - Rosecreek Senior Living	3,327	SIFMA +	0.43%	0.55%	12/31/37
VHH - Vintage at Sequim	6,306	SIFMA +	2.30%	2.42%	03/01/38
VHH - Silver Creek Apartments	12,985	SIFMA +	1.66%	1.78%	12/15/37
VHH - Vintage at Spokane	16,295	SIFMA +	1.37%	1.49%	08/15/40
VHH - Seven Hills/ St Rose	14,770	SIFMA +	1.37%	1.49%	10/15/35
VHH - The Bluffs Apartments	18,700	SIFMA +	1.38%	1.50%	09/15/34
VHH - Twin Ponds Apartments	5,515	SIFMA +	1.60%	1.72%	01/01/38
VHH - Vintage at Vancouver	7,725	SIFMA +	2.16%	2.28%	01/01/35
Total Floating Rate Debt	567,503		Wtd Avg	8.70%	Wtd Avg	9.2
Total Joint Venture Debt	$886,762		Wtd Avg	7.88%	Wtd Avg	8.5
Notes to Floating Rate Debt Schedule:
(1) LIBOR rate used to determine coupon on floating rate debt at December 31, 2012 was 0.2087%
(2) SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index. SIFMA rate used to determine coupon on floating rate debt at November 30, 2012 on the Vintage debt was 0.12%. Each of the Vintage floating rate debt instruments is subject to an interest rate cap ranging from 5.50% and 8.25%.

(3) Interest rate floor of 4.25%.
(4) Interest rate floor of 1%

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES LEASE EXPIRATIONS SUMMARY
(Unaudited)

Year of Lease Expirations	Net Rentable Square Feet Subject to Expiring Leases	Percentage of Leased Square Footage Represented by Expiring Leases (%)	Annual Contractual Rent Under Expiring Leases ($)	Annual Rent Per Leased Square Foot of Expiring Leases ($)

Consolidated Multi Tenant Operating Properties:
2013	52,000	6%	$875,000	$16.83
2014	122,000	14%	1,937,000	15.88
2015	67,000	7%	1,218,000	18.18
2016	97,000	11%	1,267,000	13.06
Thereafter	562,000	62%	10,426,000	18.55

Consolidated Single Tenant Operating Properties:
2013	200,000	9%	$2,016,000	$10.08
2014	54,000	2%	820,000	15.19
2015	660,000	30%	1,163,000	1.76
2016	88,000	4%	380,000	4.32
Thereafter	1,236,000	55%	15,301,000	12.38

Annual contractual rent under expiring leases represents base rent charges for the period and does not reflect any straight-line rent adjustments or expense reimbursements.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2012	2012	2012	2012	2011

NOI from consolidated properties (1), (4)	$7,735	$8,443	$8,260	$6,506	$6,495

Less:
Interest expense	(6,056)	(4,430)	(3,447)	(3,725)	(3,833)
Depreciation and amortization	(4,794)	(4,842)	(4,394)	(3,636)	(3,483)
(Income) loss attributable to non-controlling interest	(188)	(939)	473	901	37
WRT share of income (loss) from consolidated properties (2), (4)	(3,303)	(1,768)	892	46	(784)

Equity in income (loss) of equity investments (3)	792	12,644	586	424	(17,259)

Add:
Interest, dividends and discount accretion	6,105	3,722	5,778	5,518	5,189
Settlement income	-	-	-	-	5,868
Gain on sale of loan securities carried at fair value	614	-	-	-	-
Gain on consolidation of property	-	-	-	-	818
Gain on Extinguishment of debt	-	-	-	-	744
Unrealized gain (loss) on loan securities carried at fair value	-	371	(88)	164	-
Unrealized gain (loss) on securities carried at fair value	(338)	3,113	(791)	4,932	3,586
Gain on loan securities carried at fair value	-	-	15	26	-
Gain on sale of equity investment	-	165	232	-	-
Interest and other income	266	242	90	102	171
Income from discontinued operations	(8)	(188)	51	78	513

Less:
Loss from preferred equity investments	-	-	-	-	(160)
Series B-1 Preferred interest expense	-	-	-	-	(409)
Income attributable to Series D preferred shares	(2,787)	(2,786)	(2,787)	(925)	(339)
General and administrative	(3,425)	(3,098)	(3,081)	(2,910)	(3,431)
Transaction costs	(87)	(30)	(183)	(121)	(161)
State and local tax expense	(21)	(65)	(143)	(6)	(291)
Loss on extinguishment of debt	(121)	-	-	-	-
Impairment loss on investment in real estate	(2,562)	-	-	-	(4,600)
Unrealized loss on loan securities carried at fair value	-	-	-	-	(34)
Realized loss on sale of securities carried at fair value	-	-	-	-	(8)
Net income attributable to Common Shares	$(4,875)	$12,322	$571	$7,328	$(10,587)

(1) See additional NOI detail on Page 23 of the supplemental package.
(2) See detail for the Twelve months ended December 31, 2012 on Page 30 of the supplemental package.
(3) See detail for the Twelve months ended December 31, 2012 on Page 31 of the supplemental package.
(4) See definitions for non-GAAP measures on page 37 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

B-Note - A structured junior participation that is part of a first mortgage loan.

Funds From Operations - We have adopted the revised definition of Funds from Operations (“FFO”), adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  Management considers FFO to be an appropriate measure of performance of a REIT.  We calculate FFO by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and adjustment for unconsolidated partnerships and ventures.  Management believes that in order to facilitate a clear understanding of our historical operating results, FFO should be considered in conjunction with net income as presented in the consolidated financial statements included elsewhere herein.  Management considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our calculation of FFO may not be directly comparable to FFO reported by other REITs or similar real estate companies that have not adopted the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.  FFO is not a GAAP financial measure and should not be considered as an alternative to net income (loss), the most directly comparable financial measure of our performance calculated and presented in accordance with GAAP, as an indication of our performance.  FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions.  We believe that to further understand our performance; FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Internal Rate of Return (IRR) – The internal rate of return is the annualized effected compound return rate of an investment.  Specifically, it is the discount rate that equates the cost of an investment with the present value of the cash generated by that investment.

LIBOR – London Inter Bank Offer Rate

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
Twelve Months Ended December 31, 2012
(In thousands, Unaudited)

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)
Overnight Delivery:
250 Royall Street
Canton, MA 02021
Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor

Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE
Analyst	Firm	Contact Information

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Ryan Bennett	Barclays Capital	(212) 526-5309 ryan.bennett@barclayscapital.com

Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com

Craig Mailman	KeyBanc	(917) 368-2316 cmailman@keybanccm.com

Ryan Meliker	MLV & Co.	(646)-556-9184 rmeliker@mlvco.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions, forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.